EXHIBIT 99.2




                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Steven J. Pokrak, Chief Financial Officer of Park Bancorp, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Annual Report on Form10-K of the Registrant, to which this certification is attached as an exhibit (the "Report'), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:  March 21, 2003                                   /S/ Steven J. Pokrak
                                                         ----------------------
                                                         Steven J. Pokrak
                                                         Chief Financial Officer